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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 6, 2004

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                                   DAVITA INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                      1-4034                 NO. 51-0354549
       (STATE OR OTHER          (COMMISSION FILE NUMBER)        (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                               IDENTIFICATION NO.)

                               601 HAWAII STREET
                          EL SEGUNDO, CALIFORNIA 90245
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (310) 536-2400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 6, 2004, DaVita Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with Gambro AB, a company organized under the laws of the Kingdom of Sweden (the "Parent"), and Gambro, Inc., a Colorado corporation (the "Seller"), pursuant to which, subject to the terms and conditions contained therein, the Company will purchase all of the issued and outstanding shares of Gambro Healthcare, Inc. ("Gambro Healthcare"), a Tennessee corporation and a direct wholly owned subsidiary of the Seller, for a total purchase price of $3.05 billion, subject to adjustment. Gambro Healthcare is engaged in the business of owning and operating a network of dialysis clinics throughout the United States.

         The Company's Board of Directors has unanimously approved the Agreement.

         The Agreement contains customary representations, warranties and conditions to closing, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and the receipt of financing. The Company has received financing commitments necessary in order to consummate the acquisition.

         Under the terms of the Agreement, the Company and an affiliate of the Parent will enter into a supply agreement with a 10 year term that will obligate the Company to purchase from such affiliate a significant majority of its hemodialysis product supply and equipment requirements.

         The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as an exhibit hereto and incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

      Attached hereto as Exhibit 99.1 is a press release issued on December 7, 2004, announcing the execution of the Stock Purchase Agreement.







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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

Exhibit No.          Exhibit
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2.1                  Stock Purchase Agreement dated as of December 6, 2004,
                     among Gambro AB, Gambro, Inc. and DaVita Inc.

99.1                 Press release of DaVita Inc., dated December 7, 2004.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   DAVITA INC.


Date: December 8, 2004                          /S/ JOSEPH SCHOHL
                                       -----------------------------------
                                                  JOSEPH SCHOHL
                                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY




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                                  EXHIBIT INDEX

Exhibit No.          Exhibit
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2.1                  Stock Purchase Agreement dated as of December 6, 2004,
                     among Gambro AB, Gambro, Inc. and DaVita Inc.

99.1                 Press release of DaVita Inc., dated December 7, 2004.